Exhibit 32

CERTIFICATION OF PERIODIC REPORT

I, Terrence S. Cassidy, the Principal Executive Officer and the Principal Financial Officer of NWH, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended April 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 31, 2006	By:	/s/ TERRENCE S. CASSIDY
Terrence S. Cassidy
Principal Executive Officer and
Principal Financial Officer

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